Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1995-1

No. of PMTs Since Issuance:
                    14
Distribution Date:
                              13-Dec-96
Payment Date:
                               16-Dec-96
Collection Period Beginning:
                      01-Nov-96
Collection Period Ending:
                        30-Nov-96
Note and Certificate Accrual Beginning:
             15-Nov-96
Note and Certificate Accrual Ending:
               16-Dec-96

BOND SUMMARY:
Beginning Class A Note Security Balance
                 $522,808,509.75
Beginning Class B Note Security Balance
                 $172,196,000.00
Beginning Certificate Security Balance
                     $30,304,000.00
Beginning Overcollateralization Amount
                   $49,893,495.31
Beginning Class A Adjusted Balance
                  $522,808,509.75
Beginning Class B Adjusted Balance
                  $172,196,000.00
Beginning Certficate  Adjusted Balance
                    $30,304,000.00
Beginning Overcollateralization Amount
                   $49,893,495.31
Ending Class A Note Security Balance
                  $508,693,373.24
Ending Class B Note Security Balance
                  $172,196,000.00
Ending Certificate Security Balance
                    $30,304,000.00
Ending Overcollateralization Amount
                   $50,054,995.73
Ending Class A Adjusted Balance
                   $508,693,373.24
Ending Class B Adjusted Balance
                   $172,196,000.00
Ending Certficate  Adjusted Balance
                    $30,304,000.00
Ending Overcollateralization Amount
                   $50,054,995.73
Class A Note Rate Capped at 13%
                       5.615000%
Class B Note Rate Capped at 15%
                       6.000000%
Certificate Rate Capped at 16%
                         6.405000%
Class A Interest Due
                     $2,527,851.76
Class B Interest Due
                       $889,679.33
Certificate Yield  Due
                       $167,139.19
Class A Interest Paid
                     $2,527,851.76
Class B Interest Paid
                       $889,679.33
Certificate Yield Paid
                       $167,139.19
Class A Unpaid Interest
                             $0.00
Class B Unpaid Interest
                             $0.00
Certificate Unpaid Yield
                             $0.00
Class A Principal Paid
                    $14,115,136.51
Class B Principal Paid
                             $0.00
Certificate Principal Paid
                             $0.00
OC Principal Paid
                             $0.00
Beginning Class A Net Charge-Off
                             $0.00
Beginning Class B Net Charge-Off
                             $0.00
Beginning Certificate Net Charge-Off
                             $0.00
Beginning OC Net Charge-Off
                             $0.00
Reversals Allocated to Class A
                             $0.00
Reversals Allocated to Class B
                             $0.00
Reversals Allocated to Certificates
                             $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments
                 $161,500.42
 Total Charge-Offs:
                             $0.00
Charge-Offs Allocated to Class A
                             $0.00
Charge-Offs Allocated to Class B
                             $0.00
Charge-Offs Allocated to Certificates
                             $0.00
Charge-Offs Allocated to OC
                             $0.00
Ending Class A Net Charge-Off
                             $0.00
Ending Class B Net Charge-Off
                             $0.00
Ending Certificate Net Charge-Off
                             $0.00
Ending OC Net Charge-Off
                             $0.00
Bond Balance Reconciliation    (should equal $0.00)
                            ($0.00)

Certificate Balance/Participation Invested Amount (Beginning of
Month)                3.9092%

Designated Certificate / Certificate Security (Balance Beginning of
Month)           1.003168%
Designated Certificate  - Beginning of Month
                      $304,000.00
Principal Payments in Respect of  Designated Certificate (Sec. 3.05
(iii) & (vi)(c))           $0.00
Designated Certificate  - End of Month
                        $304,000.00
Interest Payments in Respect of Designated Certificate (Sec. 3.05
(i)(c))                  $1,676.69

Designated Certificateholder Accelerated Principal Payments -
Beginning Balance
$2,393,495.31
Accelerated Principal Payment (Sec. 3.05 (v))
                       $161,500.42
Payments to Holder of Designated Certificate in respect to Acc.
Prin. (Sec. 3.05 (iv)       $0.00
Designated Certificateholder Accelerated Principal Payments -
Ending Balance  $2,554,995.73

Designated Certificateholder Holdback Amount (Beginning of Month)
          $47,500,000.00
Payments to Designated Certificates in Reduction of Holdback Amount
(Sec. 3.05 (iv)    $0.00
Designated Certificateholder Holdback Amount (End of Month)
           $47,500,000.00

Remaining Payments to Designated Certificates (Sec. 3.05 paragraph
following (vii))       $0.00

Remaining Amounts to Issuer (Sec. 3.05 (vii))
                       $468,990.20